UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
August 9, 2012

Valhi, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The registrant hereby furnishes the information set forth in its press release entitled “Valhi Reports Second Quarter 2012 Results” that the registrant issued on August 9, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The press release the registrant furnishes as Exhibit 99.1 to this current report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 7.01                      Regulation FD Disclosures.

The registrant hereby furnishes the information set forth in its press release entitled “Valhi Declares Quarterly Dividend” that the registrant also issued on August 9, 2012, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The press release the registrant furnishes as Exhibit 99.2 to this current report is not “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

	99.1*	Press release dated August 9, 2012 entitled “Valhi Reports Second Quarter 2012 Results” and issued by the registrant.

	99.2*	Press release dated August 9, 2012 entitled “Valhi Declares Quarterly Dividend” and issued by the registrant.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: August 9, 2012	Gregory M. Swalwell Vice President and Controller

INDEX TO EXHIBITS

Item No.	Description

99.1*	Press release dated August 9, 2012 entitled “Valhi Reports Second Quarter 2012 Results” and issued by the registrant.

99.2*	Press release dated August 9, 2012 entitled “Valhi Declares Quarterly Dividend” and issued by the registrant.

*	Filed herewith